Exhibit 32.2




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Life Energy & Technology Holdings, Inc. (the "Company") on Form 10-QSB for the period ending November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Salim Ghafari , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




By:/s/Salim Ghafari
-----------------------------------------
Chief Financial Officer (or equivalent thereof)

January 15, 2004